SUBSCRIPTION AGREEMENT

                          DATED AS OF JANUARY 29, 2001

                                    BETWEEN:

                           AURORA METALS (BVI) LIMITED

                                     - AND -

                               BILLITON E&D 3 B.V.

                             SUBSCRIPTION AGREEMENT


THIS  AGREEMENT  is  made  as  of  the  29th  day  of  January,  2001.


BETWEEN:

          AURORA METALS (BVI) LIMITED, a company incorporated under the laws of the British Virgin Islands, having an office at Suite 517, 2 Old Brompton Road, London, SW7 3DQ, United Kingdom

          (the  "Company")

                                                               OF THE FIRST PART

AND:

          BILLITON E&D 3 BV, a company incorporated under the laws of The Netherlands, having an office at Mariahoeveplein 6, 591 TV, The Hague, The Netherlands

          ("Billiton")

                                                              OF THE SECOND PART


WHEREAS Billiton wishes to subscribe for and purchase from the Company for an aggregate purchase price of $600,000, a total of 857,143 Units, each unit comprised of one share of common stock and one purchase warrant, each purchase warrant having the terms more particularly set forth herein;

AND WHEREAS the Company wishes to issue and sell the Units to Billiton for a price of $0.70 per Unit, upon the terms and conditions hereinafter set forth;

AND WHEREAS the Company has agreed that it will, contemporaneously with the execution of this Agreement, enter into an Option Agreement with Billiton UK Resources B.V., an Affiliate of Billiton, in the form set forth in Schedule "A" hereto.

AND WHEREAS the parties have agreed to enter into a strategic alliance with respect to the conduct of further exploration and development of mineral properties in the Republic of Tunisia;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants, agreements, warranties and payments herein set out and provided for, the parties hereto hereby respectively covenant and agree as follows:

                            ARTICLE 1 - MISCELLANEOUS

1.1.     DEFINITIONS

Whenever used in this Agreement, including the recitals hereto, including, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

     (a) "IBCA" means the International Business Corporations Act of the British Virgin Islands, together with all regulations promulgated thereunder;

     (b) "ADDITIONAL EXPLORATION FUNDS" means an aggregate of $2,000,000 to be advanced by Billiton to the Company or otherwise expended by Billiton pursuant to Section 7.3 of the Option Agreement;

     (c) "AFFILIATE" means a company that is affiliated with another company if one of them is the subsidiary of the other, or both are subsidiaries of the same company, or each of them is controlled by the same person, company, partnership or party. In association with this definition, a company is a subsidiary of another company if:

          (i)  it  is  controlled  by:

               (A)  that  other  company;

               (B) that other company and one or more company, each of which is controlled by that other company, or

               (C) two or more companies, each of which is controlled by that other company, or

          (ii) it  is  a  subsidiary  of  a  subsidiary  of  that other company.

          In association with this definition, a company is controlled by a person, company, partnership or party if:

          (i) shares of the company carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of that person, company, partnership or party, and

          (ii) the votes carried by the shares mentioned in paragraph (i) are sufficient, if exercised, to elect a majority of the directors of the company.

     (d) "AGREEMENT" means this agreement and all schedules annexed hereto and any amendment hereto or any modifications hereof made in accordance with Section 1.3 hereof, and the terms "hereto", "herein", "hereby" and other similar terms are used in reference to this Agreement;

     (e)  "ASSOCIATE" means, if used to indicate a relationship with any person,

          (i)  a  partner,  other  than  a  limited  partner,  of  that  person,

          (ii) a trust or estate in which that person has a substantial beneficial interest or for which that person serves as trustee or in a similar capacity,

          (iii) a company in respect of which that person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the company, or

          (iv) a relative, including the spouse, of that person or a relative of that person's spouse, if the relative has the same home as that person.

     (f) "BUSINESS DAY" means a day other than a Saturday, Sunday or any day on which chartered banks in London, England are not open for business during normal banking hours;

     (g) "CLOSING" means the completion of the sale to and the purchase by Billiton of the Units and the issuance thereof to Billiton as contemplated hereunder and the grant of the First Property Option by the Company to Billiton UK Resources B.V., an Affiliate of Billiton, as contemplated under the Option Agreement;

     (h) "CLOSING DATE" means the 29day of January, 2001 or such other date as the parties hereto may agree;

     (i) "CLOSING TIME" means 10:00 a.m. (London, England time) or such later time on the Closing Date as the parties hereto may agree;

     (j) "COMMON SHARE" means a share of common stock with a par value of $0.01 in the capital of the Company;

     (k) "EXPLORATION EXPENDITURES" has the meaning set forth in Section 1.1(g) of the Option Agreement;

     (l) "FINANCIAL STATEMENTS" means the unaudited interim financial statements of the Company for the nine month periods ended September 30, 2000 and 1999 and the audited financial statements of the Company for the three month period ended March 31, 2000 and fiscal years ended December 31, 1999, 1998 and 1997 as reported on by the Company's independent accountants, in each case consisting of the balance sheets and the statements of stockholders equity and operations and cash flows each from June 17, 1997 (inception) to March 31, 2000 or September 30, 2000, as applicable and all notes and supplemental information thereto;

     (m) "FIRST PROPERTY OPTION" has the meaning set forth in Section 1.1(h) of the Option Agreement;

     (n) "HIGH MARSH" means High Marsh Holdings Ltd., a company incorporated under the laws of the British Virgin Islands;

     (o) "HIGH MARSH OPTION" means the option granted to Aurora Gold Corporation by High Marsh pursuant to that certain mineral property option agreement entered into between Aurora Gold Corporation and High Marsh dated January 20, 2000, as amended by letter agreement dated June 19, 2000 and further amended by agreements made as of and effective July 28, 2000 and January 25, 2001, a copy of which, as amended, is attached hereto as Schedule "D", and transferred to the Company by Aurora Gold Corporation by transfer agreement dated May 18, 2000 between Aurora Gold Corporation and the Company, a copy of which is attached hereto as Schedule "E";

     (p) "INDEMNIFYING PARTY" and "INDEMNIFIED PARTY" shall have the meanings ascribed to them, respectively, in Section 5.5 hereof;

     (q) "INTEREST" means, without limitation, a legal, beneficial or equitable interest, whether direct, indirect, contingent or otherwise;

     (r) "OPTION AGREEMENT" means the Option Agreement dated the date hereof to be entered into between the Company and Billiton UK Resources B.V., an Affiliate of Billiton, which agreement will be in the form attached as Schedule "A" hereto;

     (s) "OPTIONED PROPERTIES" has the meaning set forth in Section 1.1(m) of the Option Agreement;

     (t) "OTCBB" means the over the counter bulletin board operated by the National Association of Securities Dealers Inc.;

     (u) "PROGRAM AND BUDGET" means (i) the exploration program and budget related to the expenditures of the Unit Proceeds, as set forth in Schedule "C" hereto; or (ii) the exploration program and budget related to the expenditure of the Additional Exploration Funds, as determined in accordance with Section 7.3 of the Option Agreement, as applicable;

     (v) "SECURITIES" has the meaning set forth in Section 6.4(a) of this Agreement;

     (w) "SHARES" means, collectively, the Common Shares comprised in the Units, and the Common Shares issuable on exercise of the Warrants;

     (x) the phrase "TO THE BEST OF OUR KNOWLEDGE" or similar such expressions means to the best of the knowledge of such person(s), after due enquiry by them/him;

     (y) "UNIT PROCEEDS" means $600,000, being the aggregate price payable by Billiton to the Company in consideration for the issuance by the Company to Billiton of the Units;

     (z) "UNITS" means an aggregate of 857,143 units of the Company, each unit comprised of one Common Share and one Warrant;

     (aa) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended; and

     (bb) "WARRANT" means the non-transferable common share purchase warrant comprised in each Unit, each such warrant entitling Billiton to acquire one Common Share at any time prior to 5:00 p.m. (New York time) on the first anniversary of the Closing Date at a price of $0.85.

1.2.     GENDER  AND  NUMBER

Words importing the singular include the plural and vice-versa; and words importing gender include all genders.

1.3.     ENTIRE  AGREEMENT

This Agreement, together with any and all agreements, documents and other instruments to be delivered pursuant thereto or simultaneously herewith (which, for the purposes of this Section are collectively referred to as the "Agreement"), constitutes the entire agreement between Billiton and the Company pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of and between the parties hereto, including, without limitation, the non-binding letter of intent between the Company and Billiton UK Resources B.V. dated

February 25, 2000, as amended, and there are no representations, warranties, covenants or other agreements among the parties hereto in connection with the subject matter hereof except as specifically set forth in the Agreement. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

1.4.     HEADINGS

The Articles, Sections, subsections and other headings contained herein are included solely for convenience, are not intended to be full or accurate descriptions of the contents hereof and shall not be considered part of this Agreement.

1.5.     SCHEDULES

The  following Schedules attached to this Agreement are an integral part of this
Agreement:

     Schedule  "A"  -  Option  Agreement;
     Schedule "B" - Outstanding Options, Rights, Warrants and Obligations; Schedule "C" - Program and Budget-Hammala and Kebbouch District Properties; Schedule "D" - High Marsh Option Agreement;
     Schedule  "E"  -  Hammala  Transfer  Agreement;
     Schedule  "F"  -  Kebbouch  Transfer  Agreement;
     Schedule  "G"  -  Form  of  BVI  Legal  Opinion;  and
     Schedule  "H"  -  Form  of  Tunisian  Legal  Opinion.

1.6.     CURRENCY

Unless otherwise indicated, all dollar amounts contained in this Agreement are and shall be construed to be in dollars in the lawful currency of the United States.

1.7.     PERIOD  TERMINATING  ON  A  NON-BUSINESS  DAY

Should the period of time permitted under this Agreement to perform any obligation or take any action, including the delivery of a notice, terminate on a day other than a Business Day, then such period shall be extended to the next following Business Day.

1.8.     ILLEGALITY,  INVALIDITY,  ENFORCEABILITY,  ETC.

In the event that one or more provisions of this Agreement or any agreement, document or other instrument required to be delivered hereunder or pursuant hereto shall be illegal, invalid or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby.

                       ARTICLE 2 - SUBSCRIPTION FOR UNITS

2.1.     SUBSCRIPTION  FOR  UNITS

Billiton hereby subscribes for and agrees to purchase the Units and the Company hereby agrees to issue and sell the same to Billiton for the Unit Proceeds. The Company shall issue such Units to Billiton and simultaneously therewith grant to Billiton UK Resources B.V., an Affiliate of Billiton, the First Property Option pursuant to the Option Agreement on the Closing Date against receipt of the Unit Proceeds.

                             ARTICLE 3 - CONDITIONS

3.1.     CONDITIONS  TO  BILLITON'S  OBLIGATIONS  AT  CLOSING

The obligations of Billiton under this Agreement are subject to the fulfilment, on or before the Closing, of each of the following conditions, unless waived by Billiton, and each of the Company and Billiton hereby agree that each of these conditions has been inserted into this Agreement at the request of Billiton and for Billiton's own benefit and that they may, accordingly, be waived unilaterally by Billiton:

     (a)  Representations  and Warranties. The representations and warranties of
          -------------------------------
          the Company contained in Section 5.1 hereof shall be true on and as of the Closing.

     (b)  Performance.  The  Company and its management shall have performed and
          -----------
          complied with all covenants, agreements, obligations and conditions contained in the Agreement or in any agreement, document or other instrument entered into or prepared pursuant hereto that are required to be performed or complied with by the Company on or before the Closing.

     (c)  Compliance  Certificate. The President of the Company shall deliver to
          -----------------------
          Billiton at the Closing a certificate certifying that to the best of such officer's knowledge the representations and warranties of the Company in Article 5 are true and correct as of the Closing Date and that the conditions specified in this Section 3.1 and the covenants of the Company in Article 6 have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since September 30, 2000.

     (d)  Approvals.  The  Company  shall  have  obtained,  and have provided to
          ---------
          Billiton evidence of such approvals including, without limitation, any required approvals from the government of the Republic of Tunisia with respect to the transfer to High Marsh of the mineral exploration properties contemplated in the High Marsh Option and the transfer of all Optioned Properties other than the Hammala exploration permit to the Company and any required consents of High Marsh under the High Marsh Option, which are necessary or advisable and shall also have obtained or received, all governmental, statutory, regulatory and judicial courts orders, consents and approvals necessary for the Closing and the performance of its obligations under the Option Agreement.

     (e)  Proceedings  and Documents. All corporate and other proceedings on the
          --------------------------
          part of the Company in connection with the transactions contemplated by this Agreement and the Option Agreement to occur at or to have occurred prior to the Closing, and the various transactions, deals and acts required or agreed to be performed by the Company in connection therewith, shall have occurred on or before the Closing and all documents incidental thereto shall be reasonably satisfactory in form and substance to Billiton and Billiton's counsel, who shall have received all such counterpart, original and certified or other copies of such documents as they may reasonably request.

     (f)  Opinion  of  Company's  Counsel.  Billiton  shall  have received legal
          -------------------------------
          opinions from Harney Westwood & Riegels, counsel for the Company, and Samir Abdelly Law Firm, Tunisian counsel to the Company, which opinions shall be substantially in form attached as Schedule "G" and "H" hereto.

3.2.     CONDITIONS  OF  THE  COMPANY'S  OBLIGATIONS  ON  CLOSING

The obligations of the Company under this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions:

     (a)  Representations  and Warranties. The representations and warranties of
          -------------------------------
          Billiton contained in Section 5.2 below shall be true on and as of the date of such Closing.

     (b)  Proceedings  and Documents. All corporate and other proceedings on the
          --------------------------
          part of Billiton in connection with the transactions contemplated by this Agreement and the Option Agreement to occur at or to have occurred prior to the Closing and the various transactions, deals and acts required or agreed to be performed by Billiton in connection therewith shall have occurred on or before the Closing and all documents incident thereto shall be satisfactory in form and substance to the Company and the Company's counsel, who shall have received all such counterpart, original and certified or other copies of such documents as they may reasonably request.

     (c)  Performance.  Billiton  shall  have  performed  and  complied with all
          -----------
          agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by Billiton on or before the Closing.

                               ARTICLE 4 - CLOSING

4.1.     CLOSING  TIME

The Closing of the transactions contemplated hereby shall be completed at the offices of McCarthy T trault, 1300 - 777 Dunsmuir Street, Vancouver, British Columbia at the Closing Time.

4.2.     CLOSING  ARRANGEMENTS

At  the  Closing  Time,

     (a) Billiton shall deliver or cause to be delivered to the Company a cheque made payable to the Company on the Closing Date in the aggregate amount of the Unit Proceeds;

     (b) the Company shall deliver or cause to be delivered, to or upon the direction of Billiton one or more certificates representing the Common Shares and Warrants comprised in the Units purchased at the Closing Time registered in such manner as Billiton shall notify the Company by written direction prior to the Closing Time; and

     (c) the Company shall also deliver or cause to be delivered to Billiton the requisite certificates, opinions and other documents contemplated hereby and shall deliver to Billiton UK Resources B.V. the Option Agreement duly and validly executed by the Company granting to Billiton UK Resources B.V. an option on the Optioned Properties.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

5.1.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

The Company represents and warrants to Billiton and acknowledges that Billiton is relying upon such representations and warranties in entering into this Agreement and purchasing the Units that:

     (a) the Company has been duly incorporated and organized and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate capacity, power and authority to carry on its business as now conducted by it and as is presently proposed to be conducted by it and to own, lease and operate its assets;

     (b)  the  Company  has  no  subsidiaries;

     (c) the Company is duly qualified to carry on business under the laws of the jurisdictions in which it carries on its business and is in good standing in each of such jurisdictions;

     (d) the Company has conducted and is conducting its business in compliance in all respects with all applicable licensing and environmental protection legislation, regulations or by-laws or other similar legislation, laws, by-laws, rules and regulations or the lawful requirements of any governmental or regulatory bodies and has not at any time and is not presently emitting, depositing, issuing or otherwise discharging, or allowing the emission, deposit, issuance or other discharge of any contaminant in the environment in violation of federal, provincial, municipal, local or foreign law, statutes, regulations, by-laws, decrees, rules, policies, directives, guidelines, orders, permits, licenses, certificates, approvals, and authorizations of or applicable to the Company, its properties or activities;

     (e) the Company is not aware of any licensing or environmental protection legislation, regulation, by-law or lawful requirement presently in force or proposed to be brought into force which the Company anticipates that it will be unable to comply with without materially adversely affecting its financial condition, results of operations, business or prospects in each jurisdiction in which its business is carried on;

     (f) no consent, approval, permit, authorization, order of or filing with any court or governmental agency or body is required by the Company for the execution and delivery of and the performance by the Company of its obligations under this Agreement or the Option Agreement;


     (g) other than as set forth in Schedule "A" to the Option Agreement, to the best of the knowledge of the Company no party other than the Company has any right, title, claim or other Interest in the Optioned Properties;

     (h) none of the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder, the sale of the Units hereunder, the issuance of the Common Shares comprising part of the Units, the issuance of the Warrants and the issuance of the Common Shares upon the due exercise of the Warrants and the execution and delivery of the Option Agreement and the performance by the Company of its obligations thereunder, will conflict with or result in a breach of (i) any statute, rule or regulation applicable to the Company; (ii) the constating documents or resolutions of the directors (or any committee thereof) or shareholders of the Company which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (iv) any judgment, decree or order binding the Company or the property or assets of the Company;

     (i)  the  Financial  Statements:

          (i) have been prepared in accordance with generally accepted accounting principles in United States consistently applied;

          (ii) present fairly the assets, liabilities and financial condition of the Company as at September 30, 2000, December 31, 1999, 1998 and 1997, and the results of its operations and the changes in its financial position for the periods then ended;

          (iii) are in accordance with the books and records of the Company; and

          (iv) contain and reflect all necessary adjustments for the fair presentation of the results of operations and the financial condition of the business of the Company for the periods covered thereby, and there has not been any material adverse change in the financial position of the Company, or its business, assets, liabilities or undertaking since September 30, 2000 other than as specified in material change reports filed under applicable securities laws;

     (j) the auditors of the Company who have audited the Company's financial statements for the period ended March 31, 2000 and the years ended December 31, 1998 and 1999 and who provided their audit report thereon are independent public accountants as required under applicable securities laws;

     (k) the Company has filed all necessary tax returns and notices and, to the best of the knowledge of the Company after due inquiry, has paid all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due and the Company is not aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing thereon where it might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company;

     (l) all of the press releases, material change reports or other documents filed by or on behalf of the Company or by or on behalf of Aurora Gold Corporation, the predecessor parent of the Company, since June 30, 1997 with any securities regulatory authority, were true and correct in all material respects, provided full, true and plain disclosure of all material facts relevant to the Company to the extent required and did not contain a misrepresentation as at the respective dates of such filings;

     (m) the business and operations of the Company have been and are currently being conducted in compliance with all applicable laws including, without limitation, those relating to employee health and safety and labour standards, and no major capital expenditures will be required in the foreseeable future to maintain such compliance;

     (n) no order ceasing or suspending trading in securities of the Company or prohibiting the sale of securities by the Company has been issued and is currently effective and, to the best of the Company's knowledge, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

     (o) the authorized capital of the Company consists of 50,000,000 Common Shares which at the date hereof, and prior to the subscription contemplated herein, 13,000,000 Common Shares are issued and outstanding as fully paid and non-assessable;

     (p) the Company is not a party to nor has it granted any agreement, warrant, option or right or privilege capable of becoming an agreement, for the purchase, subscription or issuance of any Common Shares or shares of the Company or securities convertible into or exchangeable for Common Shares or shares of the Company except pursuant to existing outstanding options, rights, warrants and obligations as disclosed in Schedule "B" attached hereto;

     (q) the attributes of the Units and Warrants will conform in all material respects with the terms and conditions of this Agreement and the Units and Warrants will, when issued, constitute valid and binding obligations of the Company;

     (r) the attributes of the Common Shares comply in all respects with the requirements of the IBCA;

     (s) each of this Agreement and the Option Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal valid and binding obligation of the Company enforceable in accordance with its terms except that: (i) the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally, (ii) rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable law and (iii) equitable remedies, including, without limitation, specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction;

     (t) there is no person, firm or company acting, or purporting to act at the request of the Company, who is entitled to any brokerage or finder's fee in connection with the transactions contemplated herein. In the event that any person, firm or company acting or purporting to act for the Company at the request of the Company establishes a claim for any such brokerage or finder's fee from Billiton or any Affiliate thereof, the Company covenants to indemnify and hold harmless Billiton or such Affiliate with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

     (u) there is not in the constating documents of the Company, or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Company is a party or by which it is bound, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Company or the payment of dividends by the Company to the holders of its Common Shares other than restrictions relating to the sufficiency of profits from which dividends may be paid;

     (v) Holladay Stock Transfer, Inc. at its principal office located in the City of Scottsdale, Arizona, has been duly appointed as the transfer agent and registrar for all of the outstanding Common Shares;

     (w) the Company has not withheld, and will not withhold from Billiton, any facts relating to the Company that would reasonably be considered material to a prospective purchaser of the Units;

     (x) at the Closing Time, all necessary corporate action will have been taken by the Company to create the Units and Warrants and to authorize the Company to enter into this Agreement and the Option Agreement and to allot and authorize the issuance of the Common Shares comprised in the Units and issuable upon the due exercise of the Warrants, and upon such issuance, the Common Shares comprised in the Units, or issuable upon the Warrants will be issued as fully paid and non-assessable Common Shares;

     (y) there are no actions, claims, investigations, suits, proceedings or inquiries (judicial or otherwise) pending or, to the best of the knowledge of the Company, threatened against or relating to the Company or any of its properties or assets at law or in equity or before or by any governmental or regulatory agency or board, domestic or foreign, which may, in any way, have a material adverse effect on the Company's ability to perform its obligations hereunder or under the Option Agreement or on the condition (financial or otherwise) of the business, properties, assets, capital, net worth or results of operations of the Company;

     (z) to the best of the knowledge of the Company, none of the directors or officers of the Company, or any Associate or Affiliate of any of the foregoing, had, has or intends to have, other than ownership of Common Shares of the Company, any material interest, direct or indirect, in the transactions contemplated by this Agreement or the Option Agreement or in any undisclosed proposed material transaction with the Company which, as the case may be, materially affects, is material to or will materially affect the Company;


     (aa) all property rights or Interests of the Company in the Optioned Properties are owned or held by the Company as indicated in Schedule "A" to the Option Agreement, are in good standing, are valid and enforceable, are free and clear of any liens, charges or encumbrances and no royalty is payable in respect of any of them except as set out in Schedule "A" to the Option Agreement. No other property rights are necessary for the conduct of the Company's business. There are no restrictions on the ability of the Company to use, transfer or otherwise exploit any such property rights or Interests in the Optioned Property except as set out in Schedule "A" to the Option Agreement, and the Company does not know of any claim or basis for a claim that may adversely affect such rights or Interests;

     (bb) except as set out in Schedule "A" to the Option Agreement, the Company has no responsibility or obligation to pay, or have paid on their behalf, any commission, royalty or similar payment to any person with respect to its property rights or Interests in the Optioned Properties as of the Closing Date;

     (cc) the Company is in compliance in all material respects with all terms and provisions of all contracts, agreements, indentures, leases, policies, instruments and licences in connection with the conduct of their respective businesses and all such contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms and in full force and effect, and no breach or default by the Company or event which, with notice or lapse or both, could constitute a material breach or material default by the Company, exists with respect thereto;

     (dd) the Company maintains in full force such types and amounts of insurance issued by issuers of recognized responsibility insuring the Company with respect to its businesses and properties, in such amounts and against such losses and risks as is deemed appropriate by the Company under its present circumstances and as is typical to the industry in which the Company participates, which insurance coverage includes, but is not limited to, $5,000,000 of third party liability insurance; and

     (ee) the Company has obtained all consents and approvals as may be necessary from the board of directors and the shareholders of the Company to the transactions contemplated by this Agreement.


5.2.     REPRESENTATIONS  AND  WARRANTIES  OF  BILLITON

Billiton  hereby  represents  and  warrants  to  the  Company:

     (a) Billiton has been incorporated and duly organized and is validly existing and in good standing under the laws of the Netherlands;

     (b) Billiton has full power and authority to execute, deliver and perform this Agreement and the Option Agreement and to subscribe for the Units. This Agreement and each other agreement entered into by Billiton in connection with this Agreement constitute valid and legally binding obligations of Billiton, enforceable against Billiton in accordance with their respective terms except that: (i) the enforcement thereof may be limited by applicable bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally, (ii) rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable law and (iii) equitable remedies including, without limitation, specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction;

     (c) The Units will be acquired by Billiton as principal for investment for Billiton's own account, not as a nominee or agent and not with a view to the distribution of any part thereof. Billiton has no present intention of selling, granting any participation in or otherwise distributing the same;

     (d) Except as set forth in this Agreement, no authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by Billiton of this Agreement or any other agreements, instruments or documents entered into by Billiton pursuant to this Agreement, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Units;

     (e) Billiton is a resident of the jurisdiction set out on the first page of this Agreement;

     (f) Billiton is not a "U.S. Person" (as such term is defined in Regulation S under the U.S. Securities Act);

     (g) This subscription has not been solicited by Billiton in any other manner contrary to the U.S. Securities Act and has been executed by the parties hereto outside of the U.S.;

     (h) Billiton acknowledges that (i) the Units, the Warrants and any Common Shares issued on exercise of the Warrants (together, the "Combined Securities") have not been registered under the U.S. Securities Act and may not be offered or sold in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, (ii) the Warrants may not be exercised by, or on behalf of, a U.S. Person, and (iii) the certificates representing the Units, the Warrants and the Common Shares comprising the Units or issuable on exercise of the Warrants may contain a legend reflecting the restrictions set forth in clauses
          (i) or (ii) of this paragraph, however the Company has covenanted to file a registration statement under the U.S. Securities Act in respect of the Combined Securities;

     (i) Billiton is aware that the Units will be distributed under an exemption from the registration requirements of the U.S. Securities Act and states that the Units are not being acquired as a result of any material information about the affairs of the Company that is not generally known to the public save knowledge of this particular transaction;

     (j) Billiton has been independently advised as to the applicable resale restrictions imposed in respect of the Combined Securities by securities legislation in the jurisdictions in which Billiton resides and confirms that no representation has been made respecting the applicable resale restrictions for the Combined Securities in such jurisdictions and is aware of the risks and other characteristics of the Combined Securities and of the fact that Billiton may not be able to resell the Combined Securities except in accordance with the applicable securities legislation and regulatory policies; and

     (k) Billiton as at the date of this Agreement, owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Company or securities convertible into common shares in the capital stock of the Company.

5.3.      NON-WAIVER

No investigation made by or on behalf of Billiton, the Company or any of their respective advisors or agents at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made herein by the other party hereto or made pursuant hereto. No waiver by Billiton or the Company of any condition, in whole or in part, shall operate as a waiver of any other condition.

5.4.      NATURE  AND  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES

     (a) Notwithstanding any right of Billiton fully to investigate the affairs of the Company, and notwithstanding any knowledge of facts determined or determinable by Billiton pursuant to such investigation or right of investigation, each of Billiton and the Company has the right to rely fully upon the representations, warranties, covenants and agreements of the other of them contained in this Agreement and of their Affiliates, officers and agents delivered pursuant to this Agreement.

     (b) All statements contained in any certificate or other instrument delivered by or on behalf of any party pursuant hereto or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such party hereunder. All representations, warranties, covenants and agreements herein contained on the part of each of the parties hereto shall survive the Closing, the execution and delivery hereunder of share or security transfer instruments or other documents of title to the Units or the Common Shares and Warrants comprised in the Units or the Common Shares issuable on exercise of the Warrants and the payment of the consideration therefor.

5.5.      INDEMNIFICATION

The Company or Billiton, as the case may be (hereinafter referred to as the "Indemnifying Party"), hereby covenants and agrees to indemnify and save harmless Billiton or the Company, as the case may be (hereinafter referred to as the "Indemnified Party"), effective as and from the Closing, from and against any claims, demands, actions, causes of action, damage, loss, costs, liability or expense, including reasonable legal expenses (hereinafter in this Section 5.5 called "Claims") which may be made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, in respect of or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any certificate or other document furnished by the Indemnifying Party pursuant or in relation thereto. The foregoing obligation of indemnification in respect of such claims shall be subject to the requirement that the Indemnifying Party shall, in respect of any Claim made by any third party, be afforded an opportunity at its sole expense to resist, defend and compromise the same in a timely manner.

                              ARTICLE 6 - COVENANTS

6.1.     AFFIRMATIVE  COVENANTS

The  Company  covenants  that:

     (a)  Regulatory  Approvals.  The  Company  has  taken,  or will cause to be
          ---------------------
          taken, all steps necessary to obtain all consents and approvals from applicable regulatory authorities, and has made or will cause to be made all such regulatory filings as may be necessary, advisable or reasonably requested by Billiton, in connection with each and every one of the transactions contemplated under this Agreement and the Option Agreement.

     (b)  Use  of Unit Proceeds. The Company will expend or cause to be expended
          ---------------------
         $475,000 of the Unit Proceeds in accordance with Schedule "C" attached hereto.

     (c)  Registration  Statement. As soon as possible following attaining a "no
          -----------------------
          comment" position from the staff of the U.S. Securities and Exchange Commission with respect to the Company's Registration Statement on Form 20-F dated June 19, 2000, as amended, the Company will (i) file a Registration Statement on Form F-1 to register the Common Shares comprised in the Units and the Common Shares issuable on exercise of the Warrants and will thereafter maintain such Registration Statement effective for so long as such Common Shares remain subject to resale restrictions in the United States and (ii) will jointly file with its listing NASD member/broker Form 15-2c-11 with the National Association of Securities Dealers for listing and trading of its Common Shares on the OTCBB during February 2001.

     (d)  Payment  of  Expenses.  All  costs  and  expenses  including,  without
          ---------------------
          limitation, the fees and disbursements of legal counsel incurred in connection with this Agreement and the Option Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

     (e)  No  Amendment  to Agreements. The Company covenants with Billiton that
          ----------------------------
          it will not amend or agree to any amendment of any agreement which in any way relates, or otherwise affects, the Optioned Properties without the prior written consent of Billiton.

6.2.     CONFIDENTIALITY

For a period of one year from the Closing Date, the parties to this Agreement shall keep confidential all books, records, files and other information supplied by any party to one of the other parties or their employees, agents or representative in connection with this Agreement or the Option Agreement or in respect of the activities carried out on any of the Optioned Property by a party, or related to the sale of minerals, or other products derived from such Optioned Property, including all analyses, reports, studies or other documents prepared by a party or its employees, agents or representatives, which contain information from, or otherwise reflects such books, records, files or other information. The parties shall not and shall ensure that their employees, agents or representatives do not disclose, divulge, publish, transcribe, or transfer such information, all or in part, without the prior written consent of the other parties, which consent may not be arbitrarily withheld and which prohibition shall not apply to such information or any part thereof to the extent that:

     (a) prior to its receipt by a party such information was already in the possession of such party or its employees, agents or representatives;

     (b) it is required to be publicly disclosed pursuant to applicable securities or corporate laws;

     (c) such information becomes generally disclosed to the public, other than as a consequence of a breach hereof by one of the parties hereto; or

     (d) such information is provided to a third party in the ordinary course of business and such third party enters into a confidentiality agreement substantially in the form of this Section 6.2 without this subsection (d).

6.3.     CO-OPERATION  BY  BILLITON

Billiton shall co-operate with the Company in obtaining all necessary consents and approvals referred to in Section 3.1(d) of this Agreement.

6.4.     MAINTENANCE  OF  BILLITON'S  SHARE  OWNERSHIP

Except as otherwise provided below and provided that the Option Agreement is in good standing, the Company will perform and comply with the covenants set forth in this Section 6.4 from the date of the Closing and thereafter until the later of the fourth anniversary of the Closing Date and the second occasion on which Billiton elects not to acquire Securities, which the Company is prepared, under applicable securities laws and the terms of this Agreement, to issue to Billiton, after receiving a Notice (as defined in Section 6.4(b)) from the
Company:

     (a)  Pre-Emptive  Rights.  In  the event that the Company proposes to issue
          -------------------
         any equity securities, including securities convertible or exchangeable for equity securities, (the "Securities") pursuant to a private placement or public offering (provided however that if such issuance of Securities involves securities convertible into or exchangeable for Common Shares, such Securities will be deemed to have been converted into or exchanged for equity securities for the purpose of determining whether such issuance falls within this subsection), Billiton or an Affiliate designated by Billiton shall have a right to acquire from the Company on the terms set out in subsection (b), such number of Securities so that immediately after the consummation of such issuance Billiton's Outstanding Interest (as hereinafter defined) remains the same as immediately prior to the consummation of such issuance and such acquisition. Notwithstanding anything in this subsection to the contrary, Billiton shall not have the right to maintain its Outstanding Interest with respect to any Securities issued by the Company, under (i) an employees' stock plan and (ii) in lieu of cash payments to employees or providers of services.

     (b)  Notice. Within 5 Business Days after receipt of notice ("Notice") from
          ------
          the Company in reasonable detail of the proposed issuance, Billiton shall, if it elects to acquire Securities pursuant hereto, give written notice to the Company of its irrevocable commitment to purchase or cause an Affiliate of Billiton to purchase such Securities from the Company simultaneously with the consummation of such proposed issuance at a price and on other terms and conditions equal to the price paid and the other bona fide terms and conditions agreed to by the other purchasers of such Securities provided the Company may require that Billiton's or such Affiliate's participation in such proposed issuance of Securities does not result in the Company being required to prepare any additional disclosure documents which would not have been required if Billiton or such Affiliate did not participate and the Company may consequently indicate to Billiton or such Affiliate as a result of such requirement.

     (c)  Meaning  of  "Outstanding  Interest".  As  used  herein,  the  term
          ------------------------------------
          "Outstanding  Interest"  means:

          (i) the percentage of the outstanding Securities of the Company represented by the aggregate Securities held by Billiton and any Affiliate of Billiton upon Closing. For greater certainty, the Company and Billiton hereby agree and acknowledge that, on the Closing Date, Billiton's Outstanding Interest shall be eleven point six five percent (11.65%);

          (ii) subject to Section 6.4(d), in the event Billiton elects at any time not to acquire Securities after receiving a Notice from the Company pursuant to subsection (b) above, the percentage of outstanding Securities of the Company represented by the Securities held by Billiton immediately following the consummation of the issuance of Securities for which the Company had given Billiton a Notice and in which Billiton declined to participate; or

          (iii) in the event Billiton or any Affiliate of Billiton sells, transfers or otherwise disposes of any Securities of the Company other than to Billiton or an Affiliate of Billiton, the percentage of the outstanding Securities of the Company represented by the Securities held by Billiton together with such Affiliates shall be reduced by the number of Securities sold or otherwise disposed of by Billiton and/or such Affiliates.

     (d)  Securities  Carried  Forward.  In  the  event that any distribution of
          ----------------------------
          Securities by the Company to Billiton or an Affiliate of Billiton pursuant to the provisions of Section 6.4(a) would not be exempt from the registration requirements of applicable securities laws or the Company otherwise declines to issue such Securities to Billiton pursuant to the provisions of Section 6.4(b), then in either event, such number of Securities required to be offered by the Company to Billiton or an Affiliate of Billiton pursuant to Section 6.4(a) shall be carried forward and included in any subsequent offering of Securities by the Company to Billiton pursuant to Section 6.4(a) and, for greater certainty, the provisions of Section 6.4(c)(ii) shall not apply to any Securities not acquired by Billiton or an Affiliate of Billiton pursuant to Section 6.4(a) for so long as such offer of Securities is required to be carried forward pursuant hereto.

     (e) The provision of this Section 6.4 shall no longer be operative if Billiton's outstanding interest shall at any time be less than five percent (5%).

                              ARTICLE 7 - MEDIATION

7.1.     MEDIATION

All disputes arising out of or in connection with this Agreement or in respect of any defined legal relationship associated herewith or derived hereunder shall, subject to Section 7.2, be referred to a mediator chosen by mutual agreement of both parties. The mediator shall be a person with appropriate technical competence to assist the parties to resolve their dispute. The mediator agreed by the parties shall assist the parties to resolve their dispute in accordance with the Center for Dispute Resolution ("CEDR") Model Mediation Procedure, which mediation process shall be non-binding. In the event that the parties are unable to reach agreement on a choice of mediator or are otherwise unable to resolve their dispute through the use of such mediator, then either party shall be free to have the dispute resolved through the Courts of England.

7.2.     INTERIM  RELIEF

Nothing contained in this Article shall be interpreted as restricting the right of either Billiton or the Company to seek interim relief (whether legal, equitable or otherwise) from a court of competent jurisdiction, pending formal resolution of any dispute between the parties hereto.

                        ARTICLE 8 - FURTHER CO-OPERATION

8.1.     CO-OPERATION

Each  of  the  Company  and  Billiton:

     (a) recognize the possible mutual advantages to be realized from their co-operation in the conduct of the exploration and development of mineral properties in the Republic of Tunisia by or in any project involving the Company or any Affiliate of the Company; and

     (b) agree to co-operate and to consult with each other with respect to exploration and acquisition opportunities coming to the attention of either party in the Republic of Tunisia.

8.2.     EXCLUSIVITY

The parties hereto agree that for a period expiring on the later of 3 years from the date hereof and the termination of the Option Agreement or any joint venture agreement contemplated therein,

     (a) the Company agrees, and agrees to cause any Affiliate of the Company, to offer to Billiton the right to participate in mineral prospects in the Republic of Tunisia identified or acquired by the Company on terms and conditions substantially the same as are contained in the Option Agreement; and

     (b) Billiton agrees, and agrees to cause any Affiliate of Billiton, to offer to the Company the right to participate in any further mineral prospects in the Republic of Tunisia identified or acquired by Billiton on terms and conditions substantially the same as contained in the Option Agreement.

                               ARTICLE 9 - GENERAL

9.1.     PUBLIC  NOTICES

All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement, shall be jointly planned and co-ordinated by the parties hereto and no parties hereto shall act unilaterally in this regard without the prior approval of the others of them, such approval not to be unreasonably withheld, unless such disclosure shall be required to meet timely disclosure obligations of either Billiton or the Company under applicable securities laws and stock exchange rules in circumstances where prior consultation with the other parties is not possible in any manner or in any event.

9.2.     TIME

Time  shall  be  of  the  essence  hereof.

9.3.     NOTICES

Any notice or other writing required or permitted to be given hereunder or for the purposes hereto to any party shall be sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by facsimile or other form of recorded communication tested prior to transmission to such party:

     (a)  In  the  case  of  a  notice  to  the  Company  at:

              Aurora  Metals  (BVI)  Ltd.
              Suite  517
              2  Old  Brompton  Road
              London,  SW7  3DQ
              United  Kingdom

              Attention:  John  James

              Facsimile  No.  011-44-207-581-4445

     (b)  In  the  case  of  a  notice  to  Billiton,  at:

              Billiton  E&D  3  B.V.
              c/o  Billiton  International  Development  Limited
              1  -  3  Strand
              London,  WC2N  5HA
              United  Kingdom

              Attention:  Alain  Liger

              Facsimile  No.  011-44-207-747-3909


          with  a  copy  to:

              McCarthy  Tetrault
              Barristers  and  Solicitors
              P.O.  Box  10424,  Pacific  Centre
              1300  -  777  Dunsmuir  Street
              Vancouver,  British  Columbia
              V7Y  I  K2

              Attention:  George  W.  Holloway

              Facsimile  No.  (604)  643-7900


or at such other address or addresses as the party to whom such writing is to be given shall have last notified the party giving the same in the manner provided in this Section 9.3. Any notice delivered to the party to whom it is addressed hereinbefore provided shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day, then the notice shall be deemed to have been given and received on the second Business Day next following such day. Any notice mailed as aforesaid shall be deemed to have been given and received on the seventh Business Day next following the date of its mailing. Any notice transmitted by facsimile or other form of recorded communication shall be deemed to be given and received on the first Business Day after its transmission.


9.4.     ASSIGNMENT

The rights and obligations hereunder relating to the subscription for the Units and this Agreement are not assignable other than by Billiton to an Affiliate of Billiton. Subject thereto, this Agreement shall enure to the benefit of and be binding upon Billiton and the Company and their respective successors (including any successor by reason of amalgamation, merger or other corporate reorganization of either party) and permitted assigns. For greater certainty, nothing herein shall prevent or limit Billiton from transferring, disposing of or otherwise dealing with its shareholdings in the Company.

9.5.     SEVERABILITY

Each and every term, condition and provision of this Agreement is and shall be severable one from the other, and in the event that any term, condition or provision hereof is at any time declared by a court of competent jurisdiction to be void, invalid or unenforceable, same shall not extend to invalidate, make void or unenforceable any other term, condition or provision of this Agreement.

9.6.     FURTHER  ASSURANCES

The parties hereto shall with reasonable diligence do all such things and provide all such reasonable assurances and assistance as may be required to consummate the transactions contemplated hereby, and each such party shall provide such further documents or instruments required by the other party as may reasonably be necessary or desirable to give effect to the terms and purpose of this Agreement and carry out its provisions, whether before or after the Closing.

9.7.     COUNTERPARTS

This Agreement may be simultaneously executed and delivered in counterparts, each of which when so executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

9.8.     EXECUTION  BY  TELECOPY

This Agreement may be executed by the parties and transmitted by telecopy and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

9.9.     GOVERNING  LAW

This Agreement, including all Schedules annexed hereto and all other agreements, documents and other instruments delivered in connection herewith, shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF the parties have hereunto duly executed this Agreement as of the date and year first above written.


                            AURORA  METALS  (BVI)  LIMITED


                            By:
                                --------------------------------------

                            BILLITON  E&D  3  B.V.


                            By:
                                --------------------------------------